UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2008

INTELBAHN INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52560
(Commission File Number)

98-0441419
(IRS Employer Identification No.)

314 – 837 West Hastings Street, Vancouver, British Columbia Canada V6C 3N6
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.684.6142

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02 Termination of a Material Definitive Agreement

Effective October 2, 2008, we gave notice to Ivan Pankov of the termination of an IT services agreement entered into on July 7, 2008. The notice cancels the agreement and terminates all services effective September 10, 2008.

Effective October 2, 2008, we gave notice to Andriy Zolotoiy of the termination of an IT services agreement entered into on July 9, 2008. The notice cancels the agreement and terminates all services effective October 31, 2008.

Effective October 2, 2008, we gave notice to Zoidsoft Inc. of the termination of an IT services agreement entered into on July 9, 2008. The notice cancels the agreement and terminates all services effective October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELBAHN INC.

/s/ Christine Kilbourn
Christine Kilbourn
President

Date: October 6, 2008